Exhibit 10.4

Amended and Restated Equity Voting Proxy Agreement

This Amended and Restated Equity Voting Proxy Agreement (hereinafter referred to as the “Agreement”) is signed on September 16, 2019 in Shenzhen, China, by:

Shenzhen Ping An Financial Technology Consulting Co., Ltd. (深圳平安金融科技咨询有限公司) (“Principals A”), a limited liability company established and existing in accordance with the laws of China, having its address at 47F, Ping An Financial Center, 5033 Yitian Road, Fu`an Community, Futian Street, Futian District, Shenzhen;

Shenzhen Lanxin Enterprise Management Co., Ltd. (深圳兰炘企业管理有限公司) (“Principals B”), a limited liability company established and existing in accordance with the laws of China, having its address at Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled with Shenzhen Qianhai Commercial Secretary Co., Ltd.);

Shanghai Jinningsheng Enterprise Management Limited Partnership (上海金甯晟企业管理合伙企业（有限合伙）) (“Principals C”), a limited partnership established and existing in accordance with the laws of China, having its address at Unit 3507, 35F, 1333 Lujiazui Ring Road, China (Shanghai) Pilot Free Trade Zone;

Urumqi Guangfengqi Equity Investment Limited Partnership (乌鲁木齐广丰旗股权投资有限合伙企业) (“Principals D”, together with Principals A, Principals B and Principals C, “Principals”), a limited partnership established and existing in accordance with the laws of China, having its address at Room 47, Area B, 4F, West Green Valley Building, 752 Kashi West Road, Urumqi Economic and Technological Development Zone, Xinjiang;

Shenzhen OneConnect Technology Service Co., Ltd. (深圳壹账通科技服务有限公司) (“Shenzhen Technology”), a limited liability company established and existing in accordance with the laws of China, having its address at Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen, with the entire equity ultimately and beneficially owned by OneConnect Financial Technology Co., Ltd. (the “Ultimate Controlling Shareholder”), a Cayman Islands exempted limited liability company;

Shenzhen OneConnect Intelligent Technology Co., Ltd.(深圳壹账通智能科技有限公司) (the “Operating Entity”), a limited liability company established and existing in accordance with the laws of China, having its address at Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled with Shenzhen Qianhai Commercial Secretary Co., Ltd.);

Any of the entities listed in Appendix 1 to the Agreement (as amended and supplemented from time to time) (“Subsidiaries of the Operating Entity at All Levels”)

Li Jie (李捷), a Chinese citizen, ID Card No.: ***;

Xu Liang (许良), a Chinese citizen, ID Card No.: ***;

Wang Wenjun (王文君), a Chinese citizen, ID Card No.: ***; and

Dou Wenwei (窦文伟), a Chinese citizen, ID Card No.: ***;

(Li Jie, Xu Liang, Wang Wenjun and Dou Wenwei are hereinafter collectively referred to as “Individual Shareholders” or “Indirect Shareholders”; Indirect Shareholders and Principals are hereinafter collectively referred to as the “Shareholders”.)

In the Agreement, the entities and persons above are individually referred to as a “Party” and collectively referred to as the “Parties”.

WHEREAS

1.              Principals are legally registered shareholders of the Operating Entity, holding a total of 100% equity interest (“Equity Interest”)in the Operating Entity;

2.              Shenzhen Technology and the Operating Entity, the Subsidiaries of the Operating Entity at All Levels and shareholders signed the Equity Voting Proxy Agreement (the “Original Equity Voting Proxy Agreement”) on January 29, 2018; all of the parties agree to the amendment to the Original Equity Voting Proxy Agreement and the replacement of such agreement with the Agreement;

3.              The Operating Entity and Shenzhen Technology signed the Amended and Restated Exclusive Business Cooperation Agreement (the “Amended and Restated Exclusive Business Cooperation Agreement”) on September 16, 2019;

4.              By signing the Agreement, the Shareholders agree and acknowledge that the principals authorize (i) Shenzhen Technology, (ii) the directors and their successors authorized by Shenzhen Technology (other than shareholders of the Operating Entity) and (iii) any liquidator in place of the directors of Shenzhen Technology (all of the entities and persons specified in sub-paragraphs (i), (ii) and (iii) are hereinafter collectively referred to as the “Agents”), to exercise all rights of the shareholders of the Operating Entity on behalf of the principals;

5.              On the date of the Agreement, the Individual Shareholders respectively issue to the board of directors of the Ultimate Controlling Shareholder, a letter of undertaking of individual shareholder with regard to the Agreement, and the rights and interests indirectly held by it in the Operating Entity (the “Letter of Undertaking of Individual Shareholder”); and

By mutual agreement, the parties agree as follows:

1.                                      Voting Rights and Other Rights of Shareholders

1.1                               In accordance with the terms and conditions of the Agreement, the principals will authorize the Agents to exercise, on their behalf, all the rights of the shareholders of the Operating Entity under the laws of China and the articles of association of the Operating Entity, including but not limited to:

(1)                                 proposing, convening and attending a shareholders’ meeting of the Operating Entity;

(2)                                 exercising the voting rights of the shareholders, including but not limited to selling, transferring, pledging or disposing of all or part of the equity interest, and participating in profit sharing or any other form of distribution of the Operating Entity;

(3)                                 designating and appointing the legal representative (chairman), directors, supervisors, chief executive officer (or manager) and other senior management members of the Operating Entity;

(4)                                 signing meeting minutes and submitting documents to relevant company registration authorities; and

(5)                                 exercising the voting rights on behalf of the principals in case of bankruptcy of the Operating Entity.

1.2                               In order to enable the Agents to effectively exercise the powers and rights granted to them under Article 1.1, the Indirect Shareholders and the principals undertake and agree as follows:

1.2.1                                If any law, regulation or any government authority requires the principals to issue or sign special powers of attorney, government approval applications or similar documents or to go through relevant procedures (such as notarization of the powers of attorney) for a specific commitment, they shall immediately issue and/or sign relevant documents in accordance with such requirements; and

1.2.2                                The principals shall, in a timely manner, take all necessary actions to cause and procure the implementation of all resolutions made by the Agents at board meetings or shareholders’ meetings of the Operating Entity. The principals shall not, in their capacities as the shareholders of the Operating Entity, delay or refuse the adoption and/or implementation of any of the aforesaid resolutions at the Operating Entity level.

1.3                               In order to enable the Agents to effectively exercise the powers and rights granted to them under Article 1.1, the Operating Entity undertakes and agrees as follows:

1.3.1.                             Subject to relevant laws and regulations, it will implement all resolutions made by the Agents at board meetings or shareholders’ meetings of the Operating Entity, including but not limited to immediately issuing and/or signing relevant documents as required by the Agents;

1.3.2.                             The Operating Entity shall support the Agents in understanding its operation. The Operating Entity shall provide the Agents with any corporate books, accounts, records and other documents. The Agents have the right to extract information from or copy such books, accounts, records and other documents; and

1.3.3                     The Operating Entity shall provide other necessary support, including but not limited to signing resolutions of the shareholders’ meeting of the Operating Entity made by the Agents or other relevant legal documents in a timely manner where necessary (such as in order to meet the requirement of submitting documents necessary for approval by, registration and filing with government departments).

1.4                               Without limiting the generality of the powers and rights granted under the Agreement, the Agents shall have the powers and be authorized under the Agreement to sign, on behalf of the principals, the transfer agreements agreed in the Amended and Restated Exclusive Equity Purchase Option Agreements and the Amended and Restated Exclusive Asset Purchase Option Agreements (if the principals are required to act as parties to such agreements), and exercise and perform the rights and obligations of the principals under the Amended and Restated Equity Pledge Agreements, the Amended and Restated Exclusive Equity Purchase Option Agreements, and the Amended and Restated Exclusive Asset Purchase Option Agreements, to which the principals are parties. For the foregoing purposes, the “Amended and Restated Equity Pledge Agreement”, the “Amended and Restated Exclusive Equity Purchase Option Agreement” and the “Amended and Restated Exclusive Asset Purchase Option Agreement” mean the relevant agreements signed by the principal, the Operating Entity, the Agent and other parties (if applicable) on the date of the Agreement.

1.5                               Any exercise by the Agents of the equity rights shall be deemed an action of the principals, and any signature of all relevant documents shall be deemed to be the signature of the principals. In taking the aforesaid actions, the Agents may exercise their discretion, without prior consent of the principals or any shareholders. The Shareholders and the principals hereby acknowledge and approve such actions taken and/or documents signed by the Agents, and accept and are liable for legal consequences arising from such actions or documents.

1.6                               Indirect Shareholders and the principals agree and acknowledge that in no case shall the Agents be required to assume any liabilities or make any economic or other compensation to other parties or any third party for exercising the rights granted under the Agreement. The Indirect Shareholders and the principals agree to indemnify and hold harmless the Agents from and against any loss or damage suffered or likely to be suffered due to the exercise of the rights, including but not limited to any loss arising from lawsuit, recovery, arbitration and claim by any third party against them or administrative investigation or punishment of them by government agencies, except for any loss arising out of intentional acts or gross negligence of the Agents.

1.7                               During the term of the Agreement, the principals shall not, without prior written consent of the Agents, terminate early or cancel the Agreement, or commit any act or omission which is in conflict with or inconsistent with the exercise by the Agents of the powers and rights granted to the Agents under Article 1.1.

1.8                               During the term of the Agreement, the principals shall not take or cause the Operating Entity to take any action that is in conflict with or inconsistent with the resolutions made by the Agents at board meetings or shareholders’ meetings of the Operating Entity.

1.9                               The principals shall not take any action to question, challenge, refute or oppose the Amended and Restated Exclusive Business Cooperation Agreement, the validity and enforceability of the Agreement, as well as the validity and enforceability of transactions under the Amended and Restated Exclusive Business Cooperation Agreement or the Agreement.

1.10                        If the operation or decision of the Operating Entity is subject to the voting by the principals as shareholders for approval, the principals shall not take a vote for approval, without prior written consent of the board of directors of the Agents.

1.11                        Without prior written consent of the Agents, the principals shall not enter into any contract or agreement binding upon the Operating Entity, increase the obligations assumed by the Operating Entity, or take any action in breach of the agreements.

1.12                        During the term of the Agreement, the principals hereby waives all rights and interests in relation to the equity interest which have been entrusted to the Agents under the Agreement and shall not exercise such rights and interests at its discretion.

1.13                        In case of death or incapacity of any Individual Shareholder or any event that may affect the holding or exercise of the equity interest indirectly held by it in the principal or the Operating Entity, (i) any successor of such Individual Shareholder or (ii) a natural or legal person designated by Shenzhen Technology in accordance with the Letter of Undertaking of Individual Shareholder signed by such Individual Shareholder (the “Designated Assignee”), shall be deemed a party to the Agreement and shall assume all the rights and obligations of such Individual Shareholder hereunder. In case of any succession, or transfer of the equity interest under the Letter of Undertaking of Individual Shareholder, the shareholder will go through all necessary procedures and take all necessary actions to secure government approvals (if applicable) necessary for the transfer of the equity interest.

1.14                        Subject to the principals or their successors being registered shareholders of the Operating Entity, the Agreement shall be irrevocable and remain valid from the signature date, unless the Agents give a written instruction to the contrary.

2.                                      Representations and Warranties

The Shareholders, the Operating Entity and the Subsidiaries of the Operating Entity at All Levels respectively represent and warrant to the Agents as follows:

(a)                                 they have all the powers and capabilities necessary to enter into the Agreement and perform their obligations and responsibilities hereunder;

(b)                                 their obligations and responsibilities hereunder are legal, valid and binding, and are enforceable in accordance with the terms thereof;

(c)                                  they will take and do all actions, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consent, approval and authorization, if so required by law) in order:

(i)                                     to legally enter into the Agreement, exercise their rights hereunder, and perform and comply with their obligations and responsibilities hereunder;

(ii)                                  to ensure that their obligations and responsibilities hereunder are legal, valid and binding; and

(iii)                               to make the Agreement admissible evidence under applicable laws.

(d)                                 the entry into of the Agreement, the exercise of their rights under the Agreement, and the performance of and compliance with their obligations and responsibilities hereunder by them do not violate or conflict with the following, or exceed any powers or restrictions granted or imposed by the following:

(i)                                     any law, regulation, rule or provision, any judgment, order or ruling, or any consent, approval or authorization to which they are subject; or

(ii)                                  any provision of their articles of association or any other applicable document or organizational document; or

(iii)                               any provision of any agreement or document to which they are parties or which is binding upon them or any of their assets.

(e)                                  they have obtained all approvals and authorizations of any government or other institution (if so required by law) or any of its Agents required for the entry into and performance of the Agreement and for making the Agreement legal and valid, and such approvals and authorizations are in full force and effect.

3.                                      Severability

If one or more provisions of the Agreement are held invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired in any aspect. The parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with valid provisions that most closely approximate the economic effect of such invalid, illegal or unenforceable provisions, to the maximum extent permitted by law and expected by the parties.

4.                                      Authorization Period

The term of the powers and rights granted to the Agents under the Agreement shall be equal to the term of the Amended and Restated Exclusive Business Cooperation Agreement signed by the Agent and the Operating Entity.

5.                                      Notice

5.1                               All notices and other communications required or permitted under the Agreement shall be delivered by hand, prepaid registered mail, commercial express service or fax to the following address of the receiving party. An email confirmation shall be sent, for each notice. Such notice shall be deemed to have been received:

(i)    on the date of delivering or refusing to receive the notice at the recipient address indicated in the notice, if delivered by hand, express service or prepaid registered mail;

(ii)          on the date of successful transmission (as evidenced by the automatic transmission confirmation message), if sent by fax.

5.2                               For the purpose of notice, addresses of the parties are as follows:

Company:	Shenzhen Ping An Financial Technology Consulting Co., Ltd. (深圳平安金融科技咨询有限公司)
Address:	47F, Ping An Financial Center, 5033 Yitian Road, Fu`an Community, Futian Street, Futian District, Shenzhen
Attn:	Legal representative

Company:	Shenzhen Lanxin Enterprise Management Co., Ltd. (深圳兰炘企业管理有限公司)
Address:	2F, Longfeng Building, 2 Kefa Road, Yuehai Street, Nanshan District, Shenzhen
Attn:	Legal representative

Company:	Shanghai Jinningsheng Enterprise Management Limited Partnership (上海金甯晟企业管理合伙企业（有限合伙）)
Address:	Unit 3507, 35F, 1333 Lujiazui Ring Road, China (Shanghai) Pilot Free Trade Zone
Attn:	Managing partner

Company:	Urumqi Guangfengqi Equity Investment Limited Partnership (乌鲁木齐广丰旗股权投资有限合伙企业)
Address:	Room 47, Area B, 4F, West Green Valley Building, 752 Kashi West Road, Urumqi Economic and Technological Development Zone, Xinjiang
Attn:	Managing partner

Company:	Shenzhen OneConnect Technology Service Co., Ltd. (深圳壹账通科技服务有限公司)
Address:	55F, Ping An Financial Center, 5033 Yitian Road, Futian District, Shenzhen
Attn:	Legal representative

Company:	Shenzhen OneConnect Intelligent Technology Co., Ltd. (深圳壹账通智能科技有限公司)
Address:	55F, Ping An Financial Center, 5033 Yitian Road, Futian District, Shenzhen
Attn:	Legal representative

Company:	Subsidiaries of the Operating Entity at All Levels
Address:	55F, Ping An Financial Center, 5033 Yitian Road, Futian District, Shenzhen
Attn:	Legal representative

Name:	Jie Li
Address:	***

Name:	Liang Xu
Address:	***

Name:	Wenjun Wang
Address:	***

Name:	Wenwei Dou
Address:	***

5.3                               Either party may change its address for receiving notice at any time, by giving notice to other parties in accordance with the article.

6.                                      Confidentiality Obligation

The parties acknowledge that any oral or written information exchanged by the parties in connection with the Agreement is confidential. Each party shall keep all such information confidential and shall not, without the written consent of other parties, disclose any relevant information to any third party, except for information which: (a) is, or will be, in the public domain (other than as a result of the disclosure by the receiving party to the public); (b) is required to be disclosed in accordance with applicable laws, or rules or requirements of any stock exchange; or (c) is required to be disclosed by either party to its legal adviser or financial adviser with regard to transactions specified hereunder, provided that such legal adviser or financial adviser shall be subject to confidentiality obligations similar to those under this article. The disclosure of any confidential information by employees or institutions employed by either party shall be considered a disclosure of such confidential information by such party, and such party is liable for the breach of the Agreement. This article shall survive the termination of the Agreement for any reason.

7.                                      Applicable Law, Dispute Settlement and Law Changes

7.1                               The execution, validity, interpretation, performance, amendment and   termination of the Agreement and the settlement of disputes hereunder shall be governed by the laws of China.

7.2                               Any dispute arising out of interpretation and performance of the Agreement shall be firstly settled by amicable negotiation between the parties. If the parties fail to reach an agreement on the settlement of the dispute within 30 days after any party requests other parties to settle the dispute through negotiation, any party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration which shall be conducted in Shanghai in accordance with its arbitration rules then in force. The language to be used in the arbitration proceedings shall be Chinese. The arbitration award shall be final and binding upon the parties.

7.3                               Upon the occurrence of any disputes arising from the interpretation and performance of the Agreement or if any dispute is under arbitration, except for the matters in dispute, the parties to the Agreement shall continue to exercise their respective rights and perform their respective obligations hereunder.

7.4                               In case of promulgation, amendment, or change in the interpretation or application, of any laws, regulations or rules of China, at any time after the execution of the Agreement, the following shall apply: (a) if the amendment to the laws or newly promulgated regulations are more favorable to any party than the relevant laws, regulations, decrees or rules in force on the date of the Agreement (and other parties are not materially and adversely affected), each party shall, in a timely manner, apply for the benefits arising out of such amendment or new regulations, and the parties shall use their best efforts to procure that the application is approved; and (b) if the aforesaid law amendment or newly promulgated regulations have direct or indirect material adverse impacts on the economic benefits of any party under the Agreement, the parties shall, through all legitimate means, obtain an exemption from compliance with such amendment or regulations, and make their best efforts to procure that the Agreement shall continue to be performed in accordance with the original terms. If the adverse impact on the economic benefits of any party cannot be addressed in accordance with the provisions of the Agreement, the parties shall, upon notice from the affected party to other parties, negotiate in a timely manner, and to the extent permitted by the laws of China, make all necessary amendments to the Agreement to maintain the economic benefits of the affected party hereunder.

7.5                               Subject to the laws of China, the arbitration tribunal may award compensation and injunctive relief in respect of the equity interests, assets or property interest, or land assets of Principle, (including but not limited to for handling businesses or for compulsory transfer of assets) or make a ruling on the liquidation Party B. Upon the arbitration award becoming effective, any party has the right to apply to a court having jurisdiction for enforcement of the arbitration award. Subject to the laws of China, as a property preservation or enforcement measures, upon the request of any party to the dispute, the court having jurisdiction has the right to grant interim relief to the party, during the formation of an arbitration tribunal or to the extent permitted by laws. Subject to the laws of China, the courts in (i) Hong Kong, (ii) Cayman Islands, (iii) the place of incorporation of the Operating Entity (namely Shenzhen, China); and (iv) the place where main assets of the Ultimate Controlling Shareholder or the Operating Entity are located, shall have jurisdiction for the aforesaid purposes.

8.                                      Subsidiaries of the Operating Entity at All Levels

8.1                               The rights and obligations of the principals under the Agreement shall apply equally to the shareholders of Subsidiaries of the Operating Entity at All Levels. With regard to any of the Subsidiaries of the Operating Entity at All Levels, principal refers in particular to a direct shareholder of such subsidiary, who is an operating entity or any of its subsidiaries at all levels.

8.2                               The Operating Entity will cause, any of the controlling subsidiaries at all levels formed, incorporated or established upon the entry into force of the Agreement (the “Participating Party”), to sign a separate participation agreement (the “Participation Agreement”), so that the Participating Party will become a party to the Agreement immediately upon its formation or establishment. The Participating Party has all the rights and obligations of the Operating Entity as the principal under the Agreement, and agrees to be bound by all the terms, provisions and conditions in the Agreement from the date of signing the Participation Agreement.

9.                                      Assignment

9.1                               Without prior written consent of the Agents, the Shareholders, the Operating Entity or the Subsidiaries of the Operating Entity at All Levels shall not assign their rights and obligations hereunder to any third party.

9.2                               The principals agree that Shenzhen Technology has the right to assign any of its rights and/or obligations under the Agreement to any third party without prior notice to or consent of the principals.

10.                               Amendments, Changes and Supplements

10.1                        Except for the transfer by Shenzhen Technology of its rights and obligations under Article 9.2, any amendment, change and supplement to the Agreement shall require the execution of a written agreement by the parties.

10.2                        If a relevant competent regulatory authority or exchange puts forward any opinion on amendment to the Agreement, or there is any change to any applicable securities listing rule or relevant requirements in relation to the Agreement, the parties shall amend the Agreement accordingly.

11.                               Survival

11.1                        Any obligation arising from or becoming due as a result of the Agreement prior to the expiry or early termination of the Agreement shall survive the expiry or early termination of the Agreement.

11.2                        Articles 5, 7 and 11 shall survive the termination of the Agreement.

12.                               Miscellaneous

12.1                        The Agreement has been executed in sixteen (16) counterparts with the same force and effect. Each party shall respectively keep one (1) counterpart, and the remaining counterparts shall be kept by Shenzhen Technology.

12.2                        The Agreement is binding upon legal assignees and successors of the parties.

12.3                        Except for any written amendments, supplements or changes made to the Agreement after the signature of the Agreement, the Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof, and supersedes all prior oral and written negotiations, representations and contracts, with regard to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shenzhen Ping An Financial Technology Consulting Co., Ltd. (深圳平安金融科技咨询有限公司)

Signature:	/s/ Tingyuan Zhou

Name:	Tingyuan Zhou

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shenzhen Lanxin Enterprise Management Co., Ltd. (深圳兰炘企业管理有限公司)

Signature:	/s/ Jie Li

Name:	Jie Li

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shanghai Jinningsheng Enterprise Management Limited Partnership (上海金甯晟企业管理合伙企业（有限合伙）)

Signature:	/s/ Jie Li

Name:	Jie Li

Title:	Managing partner

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Urumqi Guangfengqi Equity Investment Limited Partnership (乌鲁木齐广丰旗股权投资有限合伙企业)

Signature:	/s/ Wenwei Dou

Name:	Wenwei Dou

Title:	Managing partner

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shenzhen OneConnect Technology Service Co., Ltd. (深圳壹账通科技服务有限公司)

Signature:	/s/ Wangchun Ye

Name:	Wangchun Ye

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shenzhen OneConnect Intelligent Technology Co., Ltd. (深圳壹账通智能科技有限公司)

Signature:	/s/ Wangchun Ye

Name:	Wangchun Ye

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shanghai OneConnect Financial Technology Company Limited (上海壹账通金融科技有限公司)

Signature:	/s/ Wangchun Ye

Name:	Wangchun Ye

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Zhuhai Yirongtong Asset Management Co., Ltd. (珠海亿融通资产管理有限公司)

Signature:	/s/ Guangjun Zhao

Name:	Guangjun Zhao

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shanghai Finance Shield Information Technology Co., Ltd (上海财盾信息技术有限公司)

Signature:	/s/ Yu Yu

Name:	Yu Yu

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shenzhen Xinxuan Internet Technology Co., Ltd. (深圳鑫楦网络科技有限公司)

Signature:	/s/ Haibin Ye

Name:	Haibin Ye

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shenzhen OneConnect Science Technology Co., Ltd. (深圳壹账通科技有限公司)

Signature:	/s/ Haibin Ye

Name:	Haibin Ye

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shenzhen Kechuang Insurance Assessment Co., Ltd. (深圳市科创保险公估有限公司)

Signature:	/s/ Yang Xu

Name:	Yang Xu

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Jie Li

Signature:	/s/ Jie Li

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Liang Xu

Signature:	/s/ Liang Xu

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Wenjun Wang

Signature:	/s/ Wenjun Wang

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Equity Voting Proxy Agreement to be duly executed by their respective authorized representatives on the date first written above.

Wenwei Dou

Signature:	/s/ Wenwei Dou

Appendix 1

List of Subsidiaries of the Operating Entity at All Levels

S/N	Company Name	Registered Address
1.	Shanghai OneConnect Financial Technology Co., Ltd. (上海壹账通金融科技有限公司)	9F&10F, 166 Kaibin Road, Xuhui District, Shanghai
2.	Shanghai Finance Shield Information Technology Co., Ltd (上海财盾信息技术有限公司)	Address: Unit 601-05, 206 Kaibin Road, Xuhui District, Shanghai
3.	Zhuhai Yirongtong Asset Management Co., Ltd. (珠海亿融通资产管理有限公司)	Room 105-16690, 6 Baohua Road, Hengqin New District, Zhuhai
4.	Shenzhen Xinxuan Internet Technology Co., Ltd. (深圳鑫楦网络科技有限公司)	Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (Settled in Shenzhen Qianhai Commercial Secretary Co., Ltd.)
5.	Shenzhen OneConnect Technology Co., Ltd. (深圳壹账通科技有限公司)	Room 1401-03, 14F, Main Building, Xinghe Development Center, 18 Fu`an Community Center 5th Road, Futian Street, Futian District, Shenzhen
6.	Shenzhen Kechuang Insurance Assessment Co., Ltd. (深圳市科创保险公估有限公司)	Room 1201-06, 12F, Main Building, Xinghe Development Center, 18 Fu`an Community Center Wu Road, Futian Street, Futian District, Shenzhen